Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 1 to the 1933 Act Registration Statement (Form N-4 No. 333-175888) and Amendment No. 290 to the 1940 Act Registration Statement (Form N-4 No. 811-05721) pertaining to Lincoln National Variable Annuity Account H, which are incorporated by reference into Post-Effective Amendment No. 2 to the 1933 Act Registration Statement (Form N-4 No. 333-175888) and Amendment No. 301 to the 1940 Act Registration Statement (Form N-4 No. 811-05721), and to the use therein of our reports dated (a) March 30, 2012, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) March 30, 2012, with respect to the financial statements of Lincoln National Variable Annuity Account H for the registration of interests in a separate account under individual flexible payment deferred variable annuity contracts.

                                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 27, 2012